Financial Risk Management (Tables)	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Exposure to Commodity Price Risk
The table below summarizes the impact on revenue and receivables for changes in commodity prices on the provisionally invoiced sales volumes.

	As at December 31,
	2019	2018
Copper increase/decrease by US$0.28/lb. (2018: US$0.27/lb.) 1	7,992	7,485
1
The analysis is based on the assumption that the
year-end
copper price increases/decreases 10 percent with all other variables held constant. At December 31, 2019, 22 million (2018: 20 million) pounds of copper in concentrate were exposed to copper price movements. The closing exchange rate at December 31, 2019 of CAD/USD 1.30 (2018: 1.36) was used in the analysis.

Summary of Impact on Earnings After Tax and Equity
The table below summarizes the impact on earnings after tax and equity for a change of 100 basis points in interest rates at the reporting date. This analysis assumes that all other variables, in particular foreign currency rates, remain constant. This assumes that the change in interest rates is effective from the beginning of the financial year and balances are constant over the year. However, interest rates and balances of the Company may not remain constant in the coming financial year and therefore such sensitivity analysis should be used with care.

	Years ended December 31,
	2019	2018
Fair value sensitivity for fixed-rate instruments
Senior secured notes	(1,768)	(2,365)
Lease liabilities	(149)	(175)
Lease related obligations	(44)	-
Secured equipment loans	(134)	(56)
	(2,095)	(2,596)
Cash flow sensitivity for variable-rate instruments
Cash and equivalents	386	382
Reclamation deposits	-	211
	386	593

Schedule of Changes in Assets and Liabilities on Basis of Strengthening CAD Against USD
The following table demonstrates the sensitivity to a 10% strengthening in the CAD against the USD. With all other variables held constant, the Company’s shareholders equity and earnings after tax would both increase/(decrease) due to changes in the carrying value of monetary assets and liabilities. A weakening in the CAD against the USD would have had the equal but opposite effect to the amounts shown below.

	Years ended December 31,
	2019	2018
Cash and equivalents	(2,803)	(1,928)
Accounts receivable	(824)	(812)
Accounts payable and accrued liabilities	587	562
Senior secured notes	23,790	24,987
Equipment loans	527	-
Lease liabilities	62	45

Summary of Fair Value Measurement of Assets
The Company uses the fair value hierarchy described in Note 2.4(c) for determining the fair value of instruments that are measured at fair value.

	Level 1	Level 2	Level 3	Total
December 31, 2019
Financial assets designated as FVOCI
Marketable securities	730	-	-	730
Investment in subscription receipts	-	-	2,400	2,400
Reclamation deposits	3,083	-	-	3,083
	3,813	-	2,400	6,213
December 31, 2018
Financial assets designated as FVOCI
Marketable securities	3,581	-	-	3,581
Investment in subscription receipts	-	-	2,400	2,400
Reclamation deposits	31,480	-	-	31,480
	35,061	-	2,400	37,461

Summary of Capital Management
In order to maintain or adjust the capital structure, the Company may issue or buy back equity, issue, buy back or repay debt, sell assets, or return capital to shareholders.

	As at December 31,
	2019	2018
Cash	(53,198)	(45,665)
Current portion of long-term debt	16,460	9,856
Long-term debt	357,025	345,625
Net debt	320,287	309,816
Shareholders’ equity	301,686	347,077